UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 5, 2015

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INC RESEARCH HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36730	27-3403111
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3201 Beechleaf Court, Suite 600 Raleigh, North Carolina	27604-1547
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (919) 876-9300
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders
On June 5, 2015, INC Research Holdings, Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders. The certified results of the matter voted upon at the meeting, which is more fully described in the Company’s proxy statement, are as follows:

1.
Election of Directors. In an uncontested election, each of the following Class I nominees was elected to the Board of Directors for a term expiring at the 2018 annual meeting of stockholders or until their successors have been elected and qualified. The following table reflects the voting results for each nominee:

	For	Withheld
D. Jamie Macdonald	41,921,619	1,874,327
Charles C. Harwood, Jr.	41,709,681	2,086,265

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INC RESEARCH HOLDINGS, INC.

Date:	June 10, 2015	By:	/s/ Christopher L. Gaenzle
			Name:	Christopher L. Gaenzle
			Title:	Chief Administrative Officer and General Counsel

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